SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 6, 1997

                        Rotary Power International, Inc.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                      1-12756                   13-3632860
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(State or Other Jurisdiction         (Commission                (IRS Employer
     of Incorporation)               File Number)            Identification No.)

  P.O. Box 128, Wood-Ridge, New Jersey                         07075-0218
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code (201) 777-7373
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                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

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Item 1. Changes in Control of Registrant.

           Not applicable.

Item 2. Acquisition or Disposition of Assets.

          Not applicable.

Item 3. Bankruptcy or Receivership.

          Not applicable.

Item 4. Changes in Registrant's Certifying Accountant.

     On March 6, 1997, Rotary Power International, Inc. (the "Company") retained Demetrius & Co. L.L.C. of Wayne, New Jersey, ("Demetrius") as its new independent accountants, to audit the Company's financial statements for the year ending December 31, 1996, dismissing Coopers & Lybrand L.L.P. ("Coopers"), which had served in such capacity prior thereto.

     The change in independent accountants was made solely because the Company and Coopers could not agree on acceptable fees for its services. The Company retained Demetrius to reduce the costs of such services to the Company. The Company's decision to change its independent accountants was approved by the Company's Board of Directors.

     The reports of Coopers on the Company's financial statemenrts for the fiscal years ending December 31, 1994 and 1995 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the Company's two most recent fiscal years and subsequent interim periods through the date of this report, there were no disagreements between the Company and Coopers of the type described in Item 304(a)(iv)(A) of Regulation S-B.

Item 5. Other Events.

           Not applicable.

                                       1
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Item 6. Resignations of Registrant's Directors

        Not Applicable.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        Exhibit Number                         Description
        --------------                         -----------
             16.1 Letter from Coopers to the Securities and Exchange Commission, dated March 10, 1997

Item 8. Change in Fiscal Year.

        Not applicable.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ROTARY POWER INTERNATIONAL, INC.


Date: March 12, 1997                        By: /s/ Richard M.H. Thompson
                                                -------------------------------
                                                Name:  Richard M.H. Thompson
                                                Title: President &
                                                       Chief Executive Officer

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